Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)

	Debtor	Reporting Period:	December 10, 2010 to January 31, 2011

		Federal Tax I.D. #	36-4614616
CONSOLIDATED MONTHLY OPERATING REPORT

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements		X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post-petition Debts	MOR-4	X
Listing of Aged Accounts Payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Taxes Reconciliation and Aging	MOR-5		X
Payments to Insiders and Professional	MOR-6	X
Post Petition Status of Secured Notes, Leases Payable	MOR-6		X
Debtor Questionnaire	MOR-7	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Michael Scarpelli	Date: February 22, 2011
Michael Scarpelli
Executive Vice President, Finance
FORM MOR
2/2008

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)

	Debtor	Reporting Period:	December 10, 2010 to January 31, 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
BANK ACCOUNTS

					CURRENT MONTH
					ACTUAL (TOTAL OF
ACCOUNT NUMBER (LAST 4)	OPER	PAYROLL	TAX	OTHER	ALL ACCOUNTS)
CASH DECEMBER 10, 2010	6,948,560	24,818		579,205	7,552,583
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE	2,054,062				2,054,062
INTERBANK TRANSFERS	4,581,355	391,229		148,376	5,120,960
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS	6,635,416	391,229		148,376	7,175,021
DISBURSEMENTS
NET PAYROLL		249,469			249,469
PAYROLL TAXES		144,340			144,340
ACCOUNT SERVICE FEES		953			953
ASSIGNED RECEIVABLES					—
DEVELOPMENT COSTS	10,000				10,000
SECURED/ RENTAL/ LEASES	303,705				303,705
INSURANCE	13,508				13,508
HEALTH INSURANCE	79,290				79,290
ADMINISTRATIVE	73,333				73,333
SELLING	913,720				913,720
SALARIES					—
RESIDUALS					—
RESTRUCTURING	650,000				650,000
INTERBANK TRANSFERS	5,120,960				5,120,960
PROFESSIONAL FEES					—
RIGHTS BUY BACK	1,000,000				1,000,000
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	8,164,515	394,763		—	8,559,278

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(1,529,099)	(3,534)		148,376	(1,384,256)

CASH — END OF DECEMBER	5,419,461	21,284		727,581	6,168,327

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

					CURRENT MONTH
					ACTUAL (TOTAL OF
ACCOUNT NUMBER (LAST 4)	OPER	PAYROLL	TAX	OTHER	ALL ACCOUNTS)
CASH BEGINNING OF JANUARY	5,419,461	21,284		727,581	6,168,327
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE	6,896,425				6,896,425
INTERBANK TRANSFERS	2,579,989	1,289,906		117,504	3,987,399
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS	9,476,414	1,289,906		117,504	10,883,824
DISBURSEMENTS
NET PAYROLL		727,761			727,761
PAYROLL TAXES		146,749			146,749
ACCOUNT SERVICE FEES	600	1,902			2,502
ASSIGNED RECEIVABLES					—
DEVELOPMENT COSTS	210				210
SECURED/ RENTAL/ LEASES					—
INSURANCE	57,767				57,767
HEALTH INSURANCE	2,045			131,131	133,176
ADMINISTRATIVE	223,593			20,115	243,709
SELLING	696,504				696,504
SALARIES	61,752				61,752
RESIDUALS	646				646
RESTRUCTURING	392,961				392,961
INTERBANK TRANSFERS	3,987,399				3,987,399
PROFESSIONAL FEES	127,720				127,720
RIGHTS BUY BACK					—
U.S. TRUSTEE QUARTERLY FEES	16,250				16,250
COURT COSTS					—
TOTAL DISBURSEMENTS	5,567,447	876,412		151,246	6,595,106

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	3,908,967	413,494		(33,742)	4,288,718

CASH — END OF JANUARY	9,328,428	434,778		693,839	10,457,045
THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS	6,594,106
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	-3,987,399
LESS: NON-DEBTOR DISBURSEMENTS (RHI ENTERTAINMENT LIMITED)	-44,144
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES*	2,562,563

*	Please see the following page for a breakdown of total disbursements made by each debtor in January, 2011.
FORM MOR-1
2/2008

RHI ENTERTAINMENT, INC., AND RELATED CASES.

Case Number	Debtor	Disbursements:
081-10-16536	RHI ENTERTAINMENT, INC.,	$0.00
081-10-16537	RHI ENTERTAINMENT, LLC	$2,380,733.04
081-10-16538	RHIE HOLDINGS INC.,	$0.00
081-10-16541	RHI ENTERTAINMENT HOLDINGS II,	$0.00
081-10-16549	RHI ENTERTAINMENT DISTRIBUTION	$0.00
081-10-16550	RHI INTERNATIONAL DISTRIBUTION	$159,900.13
081-10-16551	RHI ENTERTAINMENT PRODUCTIONS,	$0.00
081-10-16552	HE PRO TUNES, INC.,	$0.00
081-10-16553	HEGOA INC.,	$0.00
081-10-16554	HEP MUSIC, INC.	$0.00
081-10-16555	HEP SS MUSIC INC.,	$0.00
081-10-16556	DON QUIXOTE, INC.,	$0.00
081-10-16557	INDEPENDENT PROJECTS, INC.,	$0.00
081-10-16558	LIBRARY STORAGE, INC.,	$22,329.56
081-10-16560	METROPOLITAN PRODUCTIONS, INC.	$0.00
081-10-16561	NGP HOLDING, INC.,	$0.00
081-10-16562	SLB PRODUCTIONS, INC.,	$0.00
	GRAND TOTALS:	$2,562,962.73

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)

	Debtor	Reporting Period:	December 10, 2010 to January 31, 2011

BANK RECONCILIATIONS*

					January 31, 2011
					Outstanding
Debtor	Description	Bank	Acct	Balance per Bank	Cks/Cash on Hand	Balance per G/L
RHI Entertainment, LLC	Operating Account	Chase	314-006591	$8,000,950	$(276,227)	$7,724,723
RHI Entertainment, LLC	LockBox Account	Chase	324-330332	$—	$—	$—
RHI Entertainment, LLC	Performax	Chase	323-410537	$130,463	$—	$130,463
RHI Entertainment, LLC	American Express CD	Amex Centurion Bank	10111508	$400,000	$—	$400,000
RHI Entertainment, LLC	Petty Cash	Chase	304-671096	$5,000	$5,000	$10,000
RHI Distribution, Inc.	Operating Account	Chase	304-689254	$507,588	$(9,460)	$498,128
RHI Distribution, Inc.	LockBox	Chase	304-689211	$—	$—	$—
RHI Distribution, Inc.	Phantom Racer	Chase	921-248589	$135,576	$—	$135,576
RHI Entertainment, LLC	Payroll	Chase	323-047165	$434,778	$—	$434,778
Library Storage, Inc.	Operating Account	Chase	799-760632	$14,757	$(9,879)	$4,878
RHI Entertainment, Inc.	Operating Account	Chase	758-684120	$1,101,699	$—	$1,101,699

						$10,440,245
Plus: Petty Cash						$250
Plus: Non-Debtor (RHI Entertainment Limited) Cash						$16,550

Cash per Balance Sheet at 1/31/11						$10,457,045

Note: All of the Debtor’s bank account reconciliations have been performed and are current. Copies of the reconciliations are available upon request.

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	December 10, 2010 to January 31, 2011
STATEMENT OF OPERATIONS (Income Statement)
RHI Entertainment, Inc.
Statement of Operations
(Dollars in thousands)

		December 10, 2010	December 10, 2010
	For the Month Ended	through December 31,	through January 31,
	January 31, 2011	2010	2011
Revenues
Production Revenue	$—	$19	$19
Library Revenue	2,472	2,152	4,624

Total Revenue	2,472	2,171	4,643

Cost of Sales	1,499	3,979	5,478

Gross Profit	973	(1,808)	(835)

Other costs and expenses
Selling, general and administrative	3,794	8,128	11,922
Amortization of Intangible Assets	45	64	109

Loss from operations	(2,866)	(10,000)	(12,866)

Other expense:
Interest expense, net	69	(705)	(636)
Reorganization Items	(422)	(472)	(894)
Other income, net	102	77	179

Loss before income taxes	(3,117)	(11,100)	(14,217)

Income tax benefit (expense)	(12)	332	320

Net Loss	$(3,130)	$(10,768)	$(13,898)

FORM MOR-2
2/2008

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	December 10, 2010 to January 31, 2011
BALANCE SHEET
RHI Entertainment, Inc.
Balance Sheet
(Dollars in thousands)

January 31, 2011
ASSETS:
Cash	$10,457
Accounts receivable, net	28,591
Film production costs, net	445,990
Prepaid and other assets, net	13,680

TOTAL ASSETS	$498,718

LIABILITIES:
LIABILITIES NOT SUBJECT TO COMPROMISE:
Accounts payable and accrued liabilities	$1,707
Accrued film production costs	508
Deferred revenue	1,715

Total Liabilities not subject to compromise:	3,930

LIABILITIES SUBJECT TO COMPROMISE:
Accounts payable and accrued liabilities	50,280
Accrued film production costs	150,670
Debt	612,556
Deferred revenue	21,667

Total Liabilities subject to compromise:	835,173

TOTAL LIABILITIES	$839,103

STOCKHOLDERS EQUITY:
Common Stock	234
APIC	54,899
Retained Earnings	(395,518)

Total Stockholders Equity	(340,385)

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$498,718

FORM MOR-3
2/2008

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	December 10, 2010 to January 31, 2011
SUMMARY OF UNPAID POST-PETITION DEBTS (in whole $’s)
The Debtors have paid and are paying all undisputed post-petition taxes as they come due.
The Debtors have paid and are paying prepetition taxes in accordance with the Order Authorizing the Debtors to Remit and Pay Sales, Use, Franchise and Other Taxes and Certain Other Government Fees and Charges which was approved on February 7, 2011.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable — 1/31/11	$61,426	$857	$61	$—	$—	$62,344
The Debtors are paying all undisputed amounts that come due on a postpetition basis in the ordinary course of business.
The Debtors have sufficient cash to pay their post-petition obligations in the ordinary course as they come due.
FORM MOR-4
2/2008

In re	RHI ENTERTAINMENT, INC., et al.	Case No.	10-16536 (Jointly Administered)
	Debtor	Reporting Period:	December 10, 2010 to January 31, 2011
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Aging
Future (not yet due)	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
35,926,700	642,372	5,359,250	2,905,938	492,389	45,326,649
Less Amount Considered Uncollectible					(14,020,721)
Adjustment for Present Value and Foreign Currency Exchange					(2,714,603)
Net Accounts per 1/31/11 balance sheet					28,591,326

In re RHI ENTERTAINMENT, INC., et al.	Case No. 10-16536 (Jointly Administered)

Debtor	Reporting Period: December 10, 2010 to January 31, 2011
PAYMENTS TO INSIDERS AND PROFESSIONALS
PAYMENTS TO INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Block, Alan	Compensation	16,375	16,375
DeGrazia, Martin	Compensation	40,385	40,385
Halmi, Robert JR	Compensation	138,462	138,462
Halmi, Robert SR	Compensation	11,538	11,538
Hoberman, Henry	Compensation	80,769	80,769
Marando, Maria	Compensation	7,385	7,385
Ringler, Jeffrey	Compensation	27,692	27,692
Scarpelli, Michael	Compensation	40,385	40,385
Smith, Beverly J.	Compensation	7,031	7,031
vonGal, Peter	Compensation	100,962	100,962
Zapakin, Alan	Compensation	37,800	37,800
TOTAL PAYMENTS TO INSIDERS		508,783	508,783
PAYMENTS TO PROFESSIONALS

	DATE OF COURT
	ORDER
	AUTHORIZING			TOTAL INCURRED &
NAME	PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE	UNPAID*
Morgan, Lewis & Bockius LLP	1/11/2011	167,250	167,250	—
Conway, DelGenio, Gries & Co LLC	1/11/2011	175,010	175,010	—
FTI Consulting	1/11/2011	50,701	50,701	—
TOTAL PAYMENTS TO PROFESSIONALS		392,961	392,961	—
In the schedule of payments to professionals, the Debtors have not included amounts paid to or incurred by Ordinary Course Professionals (the “OCP’s”).
FORM MOR-6
2/2008

In re RHI ENTERTAINMENT, INC., et al.	Case No. 10-16536 (Jointly Administered)

Debtor	Reporting Period: December 10, 2010 to January 31, 2011
DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any to the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X*
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X**
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X***
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

*	Pursuant to certain settlements approved on the Bankruptcy Court on February 17, 2011, the Debtors have transferred certain property and rights related thereto to various third parties.

**	The Debtors made certain payments in connection with pre-petition amounts due to critical, foreign and priority vendors in accordance with the Final Order Granting the Debtors Authority to Pay and Honor Prepetition Claims of Certain Critical, Priority and Foreign Vendors and Granting Certain Related Relief, which was approved by the Bankruptcy Court on January 11, 2011.

***	The Debtors have paid and are paying prepetition taxes in accordance with the Order Authorizing the Debtors to Remit and Pay Sales, Use, Franchise and Other Taxes and Certain Other Government Fees and Charges which was approved by the Bankruptcy Court on January 11, 2011.
FORM MOR-7
2/2008